                           SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Denison International plc
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:  This document is being released to stockholders on April 14, 2000.

                                                      Denison International plc
                                                      14249 Industrial Parkway
                                                      Marysville, Ohio 43040
                                                      937-644-4500

April 14, 2000

To Our Shareholders:

It is our pleasure to invite you to attend the 2000 Annual General Meeting of Denison International plc, to be held at 10:00 a.m. on May 8, 2000. The Meeting will be held at The Grand Hyatt Hotel, located at Park Avenue and Grand Central, New York, N Y, 10017.

The following are currently on the Meeting's agenda: (i) receipt of the 1999 accounts, (ii) re-election of Two (2) Directors, (iii) the approval of the appointment of Ernst & Young LLP as independent auditors for fiscal year ending December 31, 2000, and authorizing the directors to fix the auditors remuneration; and (iv) tht approval authorizing the Company to enter into a contingent purchase contract to purchase its ordinary shares. Additional information concerning these matters is included in the Notice of Annual Meeting and Proxy Statement. I, along with other members of executive management, will review with you Denison's operations during the past year and will be available to respond to questions during the Meeting.


We look forward to seeing you at the meeting.

Sincerely,


/s/ J. Colin Keith
J. Colin Keith
Chairman

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
NOTICE OF ANNUAL MEETING................................................ iii
PROXY STATEMENT.........................................................   1
General Information.....................................................   1
Ownership of Common Stock by Certain Beneficial Owners..................   2
Security Ownership of Directors and Officers............................   2
Board of Directors and Committees of the Board..........................   3
Election of Directors...................................................   4
Incumbent Directors to Continue in Office...............................   4
Executive Compensation..................................................   5
Section 16(a) Beneficial Ownership Reporting Compliance.................   7
Stockholder Return Performance Presentation.............................   8
Approval of Independent Auditors........................................   8
Approval of Contingent Purchase Contract................................   9
Other Business..........................................................   9
Incorporation by Reference..............................................   9
Form of Proxy ..........................................................   E-1
Contingent Purchase Contract for Re-Purchase of Ordinary Shares.........   E-2

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       ON
                                   May 8, 2000

                                ----------------

  NOTICE IS HEREBY GIVEN that the 2000 Annual General Meeting of Shareholders of DENISON INTERNATIONAL PLC (the "Company") will be held at The Grand Hyatt Hotel, Park Avenue at Grand Central, New York, NY 10017, on Monday, May 8, 2000 at 10:00 a.m., EDT (the "Meeting"), for the purpose of:

(1) Receiving the audited accounts for the year ended December 31, 1999 together with the directors' and auditors' reports;

(2)      Re-electing two (2) Directors to the Board of Directors of the Company;

(3) Approving the appointment of auditors for the fiscal year ending December 31, 2000, and authorizing the directors to fix such auditors' remuneration;

(4) As special business, to consider and, if thought fit, pass the following resolution as a special resolution:

         "Resolved, that the terms of the draft contract proposed to be made between the Company and ING Barings, Inc. under which the Company may become obligated to purchase certain of its issued ordinary shares of $US 0.01, each in substantially the form as attached in Exhibit 2.00 (a copy of which is produced to the meeting and signed for the purpose of identification by the Chairman) be hereby approved and authorized for the purposes of section 165 of the Companies Act 1985, such approval to expire on the date 18 months from the date on which this resolution is passed"; and

(5) Transacting such other business as may properly come before the Meeting.


  The Board of Directors has fixed the close of business on April 1, 2000, as the record date for the determination of American depository Receipts holders entitled to vote at the Meeting. Not withstanding the foregoing, under the Companies Act 1985,an "A" ordinary shareholder on the register at the date of the Meeting is entitled to vote at the Meeting.

  It is important that your shares be represented at the meeting regardless of the number of shares that you own. To vote, simply complete and sign the Proxy Card, which is being solicited by the Board of Directors of the Company, and return it in the enclosed postage pre-paid envelope as soon as you can.

  You are cordially invited to attend the Meeting. If you plan to attend the Meeting, please use the Proxy Card as your admission ticket. You may, of course, attend the Meeting without an admission ticket, upon proper identification.

                                          By Order of the Board of Directors,

                                          Denison International plc
                                          /S/ Paul G. Dumond
                                          PAUL G. DUMOND
                                          Company Secretary



                                                                  April 14, 2000

                                 PROXY STATEMENT

GENERAL INFORMATION

  As used herein, references to the "Company" and "Denison" refer to Denison International plc and its subsidiaries, unless the context indicated otherwise.

  References to "shares" herein refer to the Ordinary Shares of Denison $0.01 par value per Share and Denison's American Depository Shares ("ADSs"), each of which represents one Share. The ADSs are evidenced by American Depository Receipts ("ADRs").

  References to "Shareholders" herein refer to ADR's.

  References to "Members" herein refer to holders of the Company's "A" Ordinary Shares, (pound)8.00 par value per share.


  This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Company's Annual Meeting of Shareholders to be held on May 8, 2000, and at any adjournment thereof (the "Meeting"). Denison's Annual Report to Shareholders, including financial statements, accompanies this Notice and Proxy Statement, but is not incorporated as part of the Proxy Statement and is not to be regarded as part of the proxy solicitation material. These materials are being sent to stockholders on or about April 14, 2000.

SOLICITATION OF PROXIES

  Proxies are solicited by the Board of Directors of Denison in order to provide every shareholder an opportunity to vote on all matters scheduled to come before the Meeting, whether or not the shareholder attends the Meeting in person. When the Proxy Card is properly signed and returned, the shares represented thereby will be voted by the proxy holders named on the card in accordance with the shareholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed Proxy Card. If the Proxy Card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. A shareholder giving a proxy may revoke it at any time before it is voted by filing with the Company Secretary an instrument revoking it, or by a duly executed and deposited Proxy Card bearing a later date. If you attend the Meeting, you may vote by ballot, thereby canceling any proxy vote previously given.

  If you wish to give a proxy to someone other than those designated on the Proxy Card, you may do so by crossing out the names of the designated proxies and by then inserting the name of another person(s). A copy of the signed Proxy Card deposited with the Company should be presented at the Meeting by the person(s) representing you.

  Solicitation of proxies is made on behalf of the Board of Directors of Denison, and the cost of preparing, assembling, and mailing the Notice of Annual Meeting, Proxy Statement and Proxy Card will be paid by Denison. In addition to the use of the mail, proxies may be solicited by Directors, Officers and regular employees of Denison, without additional compensation, in person or by telephone or telegraph. Denison will reimburse brokerage houses and other nominees for expenses in forwarding proxy material to beneficial owners of ADR's.

STOCKHOLDER VOTING

  On April 1, 2000, there were 11,113,950 shares and 7,015 "A" ordinary shares of Denison issued and outstanding and entitled to vote. Each share is entitled to one vote.

  Under the Companies Act 1985 two Members must be present in person or by proxy at the Annual General Meeting in order to constitute a quorum for the purpose of transacting business. Approval of the proposals presented at the meeting is governed by Denison's Memorandum and Articles of Association and United Kingdom law. A majority of the votes cast must approve the re-election of directors and the appointment of the independent auditors. Holders of 75% of the votes cast must approve the contingent contract to repurchase shares of the Company.

An abstention occurs when a shareholder is present either in person or by proxy at the meeting but the shareholder does not vote. Brokers who hold shares in street name for customers have the authority to vote only on certain routine matters in the absence of instruction from the beneficial owners. A broker non-vote occurs when the broker does not have the authority to vote on a particular proposal. Abstentions and broker non-votes are not included in the tabulations for re-election of the directors or approval of the auditors. However, abstentions and broker non-votes are counted in the tabulation for the votes on the proposal to repurchase shares of the Company, and will have the effect of a negative vote.

OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS

  Listed below are the individuals or entity known to the Board of Directors and Management to own more than 10% of the issued and outstanding shares of Common Stock as of April 1, 2000:



                                              (1)
                                        NUMBER OF SHARES   PERCENT
NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED  OF CLASS
------------------------------------   ------------------  --------

J. Colin Keith (2)                          1,400,000        12.6%

Anders C. H. Brag (2)                       1,350,000        12.2%

E. F. Gittes                                1,200,000        10.8%


 (1) For purposes of this table, ownership is determined in accordance with the beneficial ownership rules of the Securities Exchange Act of 1934, which deems shares to be beneficially owned by any person who has, or shares, voting or investment power with respect to the ordinary shares. Unless otherwise indicated, the Company believes based on information furnished by such persons, that the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned.

(2) Mr. Keith is Chairman of the Board of Directors of the Company; Mr. Brag is Managing Director of the Company.


SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

  The following table sets forth information as of April 1, 2000, regarding beneficial ownership of Shares of each Director, Denison's four most highly compensated Officers (the "Named Officers") and the Directors and Officers as a group.

                              AMOUNT AND NATURE OF
                             BENEFICIAL OWNERSHIP(1)



                                              AGGREGATE NUMBER     PERCENT OF
                                                  OF SHARES        OUTSTANDING
                   NAME                    BENEFICIALLY OWNED(1)     SHARES
                   ----                    ----------------------- -----------

Keith, J. C (3)                                   1,400,000           12.6%
Brag, A. C. H. (3)                                1,350,000           12.2%
Weir, D. L. (3)                                      85,000             .8%
Gittes, E. F. (2)                                 1,200,000           10.8%
Smith, B. A. (3)                                      0
All Directors and Officers as a group (8
 in all) (4)                                      4,131,070           37.2%

(1) For purposes of this table, ownership is determined in accordance with the beneficial ownership rules of the Securities Exchange Act of 1934, which deems shares to be beneficially owned by any person who has, or shares, voting or investment power with respect to the ordinary shares. Unless otherwise indicated, the Company believes based on information furnished by such persons, that the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned.

(2)      Mr. Gittes retired from the Board of Directors in May, 1999.

(3) Mr. Keith is Chairman of the Board of Directors of the Company, Mr. Brag is Managing Director of the Company, Mr. Weir is the President and Chief Executive Officer of the Company and Mr. Smith is Chief Financial Officer of the Company.

(4) Includes an aggregate 74,070 Ordinary Shares held for the account of Christopher Mills, a director of the Company, and certain members of his family.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

  The Board of Directors held 8 meetings during fiscal year 1999. The average attendance for Denison's Directors at these meetings was 96%. All of the Company's Directors attend at least 75% of the Board of Directors meetings.

  All directors of the Company are paid fees for serving on the Board of Directors. The basic annual fee received by each director is 12,000 British Pounds. All directors are also reimbursed for reasonable expenses incurred in attending Board of Directors and Committee meetings.

  The directors have power to provide benefits whether by payment of gratuities, pensions or otherwise to (or to any person in respect of) any Director or ex-director and for the purpose of providing any such benefits to contribute to any scheme or fund or to pay premiums.

  The Board of Directors has standing Audit, Compensation and Nominating Committees.

AUDIT COMMITTEE

  The Audit Committee reviews the adequacy of Denison's financial reporting, accounting systems and controls and recommends the independent accountants to conduct the annual audit of the financial statements of Denison. The Audit Committee also evaluates Denison's auditing procedures and the security of data processing systems. The Committee maintains a direct line of communication with Denison's auditors. The Committee held two meetings during fiscal year 1999. No member of the Audit Committee is an employee or former employee of the Corporation.

  The Audit Committee currently consists of Messrs. Morton (who also acts as the Committee's Chairman), and Mills.

COMPENSATION COMMITTEE

  The Compensation Committee reviews and recommends actions to the Board of Directors on such matters as the salary of the Chief Executive Officer and approves the salary and other compensation of other officers. The Compensation Committee also has the authority to administer, grant and award stock and stock options under the Denison International Stock Option Plan. The Committee held one meeting during fiscal year 1999. No member of the Compensation Committee is an employee or former employee of Denison. Current members of the Committee are Messrs. Mills (who also acts as the Committee's Chairman), and Morton.

NOMINATING COMMITTEE

The Committee reviews and recommends to the Board the size, composition and committee structure of the Board, as well as nominees to the Board of Directors and its Committees. The Committee met one time during fiscal year 1999. Current members of the Committee are Messrs. Keith (who also acts as the Committee's Chairman), Weir, and Morton.

                                 PROPOSAL NO. 1

                            RE-ELECTION OF DIRECTORS

  The Company's Board of Directors consists of six (6) Directors, whose respective terms expire as outlined below.

  Unless otherwise decided by the Company by ordinary resolution, the number of directors shall be not less than three nor more than twelve. Directors may be appointed by the Company by ordinary resolution. In addition, the Board of Directors may appoint directors; any director so appointed retires from office at the next annual general meeting, but is then eligible for re-appointment.

   At each annual general meeting as nearly as possible (but not exceeding) one-third of those directors subject to retirement by rotation are obliged to retire by rotation, based principally upon length of time in office, and are eligible for re-election. Any director appointed by the Board of Directors since the previous annual general meeting is not subject to retirement by rotation. A director may be removed by ordinary resolution of the Company in general meeting or by all the other directors.

  Unless otherwise specified by the shareholders, the shares represented by the proxies will be voted for the re-election of Messrs. Christopher H. B. Mills and David L. Weir, as Directors who retire by rotation. Each nominee for Director has consented to be nominated as a Director and will serve as a Director if re-elected. The names and biographical summaries of the persons who have been nominated to stand for re-election at the Meeting and the remaining four directors whose terms are continuing appear below.


  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RE-ELECTION OF MESSRS. MILLS and WEIR.


                  CHRISTOPHER H. B. MILLS, age 47, has served as a director since 1993. Mr. Mills is managing director of North Atlantic Smaller Companies Investment Trust and American Opportunities Trust plc. Mr. Mills is also Chairman of Stanelco plc and a director of a number of publicly listed companies. From 1986 to present, Mr. Mills has also been Chief Executive Officer of North Atlantic Small Companies Trust plc. From 1989 to 1997, Mr. Mills was a director of DS Bancorp.

                  DAVID L. WEIR, age 46, has served as President, Chief Executive Officer and a Director of the Company since March 1997. Mr. Weir joined the Company in May 1994 as the Chief Financial Officer, and in September 1994 he was appointed Chief Executive Officer of the Company's North American Operations. Prior to joining Denison, Mr. Weir held senior management positions, both in the USA and Europe with the hydraulic braking division of Lucas Industries.


  Although the Board of Directors and Management do not contemplate that any of the nominees will be unable to serve, in the event that prior to the meeting, any of the nominees becomes unable to serve because of special circumstances, the shares of stock represented by the proxies may be voted for the election of a nominee designated by the Board.


INCUMBENT DIRECTORS TO CONTINUE IN OFFICE

  The following are the other Directors whose terms continue after this year's Meeting, as indicated:

                  J. COLIN KEITH, age 55, has been the Chairman of the Board since its inception in 1993. Mr. Keith has also served as Chairman of the Board of Horace Small Apparel plc since 1993 and has been its Chief Executive Officer since March 1996. From 1992 to 1993 he was Vice Chairman of North American Mortgage Company, a public company engaged in the mortgage banking business. From 1987 to May 1997 Mr. Keith was a director of Scholl plc.

                  ANDERS C. H. BRAG, age 47, has been a director of the Company since 1993 and Managing Director since 1993. He is currently a director of Paymap, Inc. along with several private companies. Prior to 1990 Mr. Brag was a General Partner of Hambro International Venture Fund.

                  R. JAMES P. MORTON, age 46, has been a director of the Company since 1998. Mr. Morton is an Investment Director of European American Securities, Inc. From 1991 to 1995 Mr. Morton was the Managing Director of Chelverton Investments and Chelverton Investment Management Limited. From 1987 to 1991 Mr. Morton was the Director of Corporate Finance for Samual Montagu, Inc. Mr. Morton is also a director of a number of other companies and writes investment books for the Financial Times.

                  BRUCE A. SMITH, age 44, has been a director of the Company since 1999 and Chief Financial Officer since 1998. Prior to joining Denison, Mr. Smith was employed by Yuasa, Inc. holding the positions of Vice President - Administration and Treasurer / CFO. From 1979 to 1991 Mr. Smith held various positions with Exide Corporation, last serving as its Corporate Controller.


EXECUTIVE COMPENSATION

  The following table sets forth certain information concerning the compensation paid by the Company for services rendered during the fiscal years ended December 31, 1999, 1998 and 1997 to Denison's Chief Executive Officer and each of the other Named Officers.

                               SUMMARY COMPENSATION TABLE

                        ANNUAL COMPENSATION              LONG-TERM
                                                        COMPENSATION
                      ------------------------          ------------

                                                           AWARDS
                                                        ------------
   (A)          (B)       (C)      (D)        (E)           (G)             (I)
NAME AND                                      (2)                           (3)
PRINCIPAL     FISCAL                      ANNUAL OTHER   UNDERLYING      ALL OTHER
POSITION       YEAR     SALARY$  BONUS$   COMPENSATION     OPTIONS      COMPENSATION
------------- ------    -------  ------   -------------   ---------     ------------

J. Colin Keith  1999     130,000     0       19,800           0               0
Chairman        1998     130,000     0       19,800         45,000            0
                1997     102,917     0       52,300         30,000            0

David L. Weir   1999     225,000  123,479    19,800           0              4,500
President &     1998     200,166  100,305    19,800         70,000          13,500
CEO             1997     155,120  154,606    14,400         30,000          13,500

Anders C.H.Brag 1999     130,000     0       19,800           0               0
Managing        1998     130,000     0       19,800         45,000            0
Director        1997     102,917     0       52,300         30,000            0

Bruce A. Smith  1999     126,254    6,306    11,600         13,000           3,788
Chief Financial 1998      55,931   11,058      0            12,000          99,308
Officer         1997        0        0         0              0               0


(1) There are no other "Awards" to report and column (f) has been omitted pursuant to SEC rules. There are no "Payouts" to report and column (H) has been omitted pursuant to SEC rules.

(2) Directors are paid annual compensation for director duties at a rate of 12,000 (British Pounds). See the section "BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD". For purposes of this report all years' compensation has been converted at a rate of $.606 USD to one British Pound. In 1997 Messrs. Keith and Brag also received directors fees in connection with their serving on the Board of Directors of Denison Hydraulics, Inc., the US subsidiary of the Company.

(3) These are amounts contributed by Denison for fiscal 1999, 1998, and 1997 for the Named Officers under the Savings and Profit Sharing Plan. For fiscal 1998, these amounts were as follows: Savings Plan: $13,500 and $3,788 respectively for Messrs. Weir and Smith. Profit Sharing Plan: $18,000 for Mr. Weir. In addition, in 1998, Mr. Smith received certain employment and relocation compensation.

SAVINGS and PROFIT SHARING PLAN OF DENISON HYDRAULICS INC.

  The Savings Plan is a savings and profit sharing plan established pursuant to Sections 401(a) and 401(k) of the United States Internal Revenue Code. Under this plan, Denison matches up to 3% of the base pay of each eligible employee, including officers, to a Trustee for investment into one or more pre-established investment funds as the participant may choose. Under the profit sharing plan Denison contributes up to 7% of the base pay of each eligible employee, including Officers, based on the attainment of certain Company goals, to a trustee for investment into one or more pre-established investment funds as the participant may choose.

STOCK OPTION PLAN

  In 1994, the Company adopted the Denison International Stock Option Plan (the "Option Plan") pursuant to which the Board (or a committee thereof) may grant to certain key employees of the Company or its subsidiaries options to acquire Ordinary Shares. The price at which Ordinary Shares may be acquired on exercise of an option must not be less than the market value of the underlying shares on the date on which the option is granted.

  On July 24, 1997, the Company's Board of Directors and shareholders approved an amendment to the Option Plan. Such amendment included an increase in the number of Ordinary Shares reserved for issuance under the Option Plan to 850,000 Ordinary Shares.

  As of the date hereof, options under the Option Plan for acquisition of 626,000 Ordinary Shares by senior executives of the Company or its subsidiaries were outstanding. Exercise prices range from $12.75 to $19.53. All options generally vest over a period of four years following the date of the grant and lapse between five and ten years after the date of the grant. Options lapse on dates from August 7, 2002 through March 22, 2009. As of the date hereof, options under the Option Plan for the purchase of 262,000 Ordinary Shares were held by all directors and officers of the Company as a group.

STOCK OPTIONS

  The following table shows as to the Named Officers, certain information with respect to stock options granted as of the end of fiscal year 1999.


                    STOCK OPTION GRANTS IN FISCAL YEAR 1999

                            INDIVIDUAL GRANTS(/1/)


      (A)                   (B)         (C)        (D)       (E)          (F)
                                        % OF
                         NUMBER OF     TOTAL
                         SECURITIES   OPTIONS    EXERCISE
                         UNDERLYING  GRANTED TO  OR BASE               GRANT DATE
                          OPTIONS   EMPLOYEES IN  PRICE   EXPIRATION    PRESENT
      NAME                GRANTED   FISCAL YEAR   ($/SH)     DATE      VALUE(/2/)
      ----               ---------- ------------ -------- ----------   ----------
J. Colin Keith                0           --        N/A        N/A      $   0
David L Weir                  0           --        N/A        N/A      $   0
Anders C. H. Brag             0           --        N/A        N/A      $   0
Bruce A. Smith             13,000        28.3%    $12.88    3/22/2009   $ 70,000

(1)Options are granted at no less than market value on the date of grant, generally start to become exercisable after one year of employment following the date of grant, and will expire no more than ten years after the date of grant.

(2)Based on the Black-Scholes option-pricing model adapted for use in valuing officer stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on certain assumptions for stock price volatility, risk-free interest rates, and future dividend yield. Specifically, the Black-Scholes valuation employed the following factors: risk-free rate of return of 6.0% based upon the five year Treasury rates as of grant date, no dividend yield, expected life of five years, stock price volatility of 42.0% based upon the variance in daily stock price changes for the year preceding the option grant date, and that no adjustments have been made for transferability or risk of option forfeiture.


STOCK OPTION EXERCISES AND FISCAL YEAR END HOLDINGS



                                                               (D)                       (E)
          (A)                (B)           (C)        NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                           OPTIONS AT                OPTIONS AT
                            SHARES                       FISCAL YEAR END        FISCAL YEAR END(/2/)
                         ACQUIRED ON      VALUE     ------------------------- -------------------------
          NAME           EXERCISE (#) REALIZED(/1/) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ------------ ------------- ----------- ------------- ----------- -------------
J. Colin Keith.........        0        $   0         26,250       48,750      $   0         $   0
David L. Weir.......           0        $   0         32,500       67,500      $   0         $   0
Anders C. H. Brag......        0        $   0         26,250       48,750      $   0         $   0
Bruce A. Smith.......          0        $   0          3,000       22,000      $   0         $   0



------------
(1)Calculated as fair market value at exercise minus exercise price.

(2)Based on December 31, 1999, market closing price of $10.25 per share of Common Stock. No options were in the money at December 31, 1999.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

No persons affiliated with the Company were required to file reports under section 16(a) for the fiscal year ended December 31, 1999.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

  Set forth below for the three year period commencing December 31, 1996 and ending December 31, 1999 is a line graph comparing the yearly change in the cumulative total stockholder return on the Corporation's Common Stock against the cumulative total return of the S&P Composite -- 500 Stock Index and the Peer Group Index.

STOCKHOLDER RETURN PERFORMANCE TABLE



     [GRAPH DEPICTING STOCK RETURN PERFORMANCE OF DENISON INTERNATIONAL plc
                     COMPARED TO S&P 500 & THE PEER GROUP]



COMPARATIVE ANALYSIS



                                   1994  1995    1996    1997    1998    1999
                                   ---- ------- ------- ------- ------- -------

Denison International plc. ....... N/A    N/A     100   107.813   78.125  64.063
S&P 500........................... N/A    N/A     100   133.402  172.138 208.676
Peer Group........................ N/A    N/A     100   152.613  107.685 127.684



(1) No market was available for the Company's Common Stock until August 1997.

(2) Assumes that the value of the investment in Denison's Common Stock, and each index, was $100 on December 31, 1996.



                                 PROPOSAL NO. 2

                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

Unless otherwise specified by the stockholders, the shares of stock represented by the proxies will be voted for the approval of the appointment of Ernst & Young LLP, a firm of independent accountants, to audit and report upon the financial statements of Denison for fiscal year 2000, and to authorize the directors to fix their remuneration. In the opinion of the Board of Directors and management, Ernst & Young LLP is well qualified to act in this capacity.

  Audit services performed by Ernst & Young LLP in fiscal year 1999 included audits of the financial statements of Denison and its subsidiaries and certain of the pension and other employee benefit plans of the Company, limited reviews of quarterly financial statements of the Company and other accounting and acquisition related matters.

  Denison has been advised by Ernst & Young that the firm has no financial interest, direct or indirect, in Denison, except its providing tax counseling, acquisition, auditing and independent accounting services during the period stated.


  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.

                                 PROPOSAL NO. 3

            APPROVAL OF CONTINGENT CONTRACT TO AUTHORIZE THE COMPANY
                         TO RE-PURCHASE ORDINARY SHARES

  Unless otherwise specified by the stockholders, the share of stock represented by the proxies will be voted for the approval and authorization for the purpose of section 165 of the Companies Act 1985 of the terms of the draft contract proposed to be made between the Company and ING Barings, Inc., under which the Company may become obliged to purchase certain of its ordinary shares of $0.01 each, such approval and authority to expire on the date 18 months from the date on which this resolution is passed. The text of the resolution is as follows:

         RESOLVED, as special business, to consider and, if thought fit, pass the following resolution as a special resolution:

         "That the terms of the draft contract proposed to be made between the Company and ING Barings, Inc. under which the Company may become obligated to purchase certain of its issued ordinary shares of $US 0.01 each in substantially the form as attached in exhibit 2.00 (a copy of which is produced to the meeting and signed for the purpose of identification by the Chairman) be hereby approved and authorized for the purposes of section 165 of the Companies Act 1985, such approval to expire on the date 18 months from the date on which this resolution is passed".

Explanation

The company proposes to enter into a contingent purchase contract whereby, subject to the satisfaction of certain conditions, the Company would be obliged to purchase up to 1,111,395 of its ordinary shares (representing approximately 10% of the ordinary shares in issue) following the purchase of ADR's by ING Barings, Inc. on the NASDAQ National Market in accordance with all applicable US securities laws including Rule 10(b) -18 of the Securities and Exchange Act of 1934 as amended and Regulation M under that act. However, before the Company is permitted to enter into this contract, a draft of the contract must be approved by way of a special resolution of shareholders. A copy of the contingent purchase contract will be available for inspection at the Company's registered office from 23 April 2000 until 8 May, 2000 and at the Meeting.

If approved, the authority contained in the contingent purchase contract to repurchase the Company's shares will only be utilized when the directors believe that such purchases are in the best interests of stockholders generally and will result in an increase in earnings per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL
OF THE COMPANY TO ENTER INTO THIS CONTRACT AND TO BE AUTHORIZED TO REPURCHASE SHARES.

OTHER BUSINESS

  The Board of Directors and Management know of no matters to be presented at the meeting other than those set forth in this Proxy Statement.

INCORPORATION BY REFERENCE

  The audited financial statements, disclosures about market risks and Management's discussion and analysis required by Item 13 of Schedule 14A are incorporated herein by reference to Denison's Annual Report on Form 10-K, which was filed with the SEC on or about March 31, 2000. The Form 10-K will be furnished without charge upon written request of any stockholder. Requests should be directed to the Chief Financial Officer, Denison International plc, 14249 Industrial Parkway, Marysville, Ohio 43040.

  By order of the Board of Directors.

                                                     Bruce A. Smith
                                                     Chief Financial Officer

                                                                    EXHIBIT 1.00


                            DENISON INTERNATIONAL plc
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS


FORM OF PROXY

--------------------------------------------------
(NAME OF ADR HOLDER)


---------------------------------------------------
(NUMBER OF ADR'S HELD)

ISSUES PRESENTED FOR CONSIDERATION AT THE ANNUAL
GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2000

                                                                       VOTING RESULTS

                                                               AFFIRMATIVE        NEGATIVE        ABSTAINED
------------------------------------------------------------- --------------- --------------- ---------------
1) To re-appoint Christopher H.B. Mills as a director
------------------------------------------------------------- --------------- --------------- ---------------
2)  To re-appoint David L. Weir as a director
------------------------------------------------------------- --------------- --------------- ---------------
3)  To re-appoint Ernst & Young LLP as auditors
------------------------------------------------------------- --------------- --------------- ---------------
4)  Approve a resolution authorizing the Company to enter
into a contingent purchase contract to enable the Company to buy back its own shares (s 165 Companies Act 1985)
------------------------------------------------------------- --------------- --------------- ---------------




--------------------------------------------------
(SIGNED)


---------------------------------------------------
(DATE)

Draft:  21.03.00
                                                                    EXHIBIT 2.00







                               DATED          2000






                            DENISON INTERNATIONAL PLC


                                       and






                     ---------------------------------------
                          CONTINGENT PURCHASE CONTRACT
                            FOR THE PURCHASE OF UP TO
                          SHARES OF US$0.01 EACH IN THE
                      CAPITAL OF DENISON INTERNATIONAL plc
                    ----------------------------------------











                                  ALLEN & OVERY
                                     LONDON
                                   CO:703948.1

THIS AGREEMENT is made on  May 8, 2000


BETWEEN:

(1) DENISON INTERNATIONAL PLC (registered number 2798239) whose registered office is at Masters House, 107 Hammersmith Road, London W14 OQH (the "COMPANY"); and

(2)


WHEREAS:

(A) The Company is a public company limited by shares having an authorized share capital of (pound)57,000 divided into 7,125 "A" Ordinary Shares of (pound)8 each ("Ordinary Shares") and US$150,000 divided into 15,000,000 Ordinary Shares of US$0.01 each ("$ Shares") of which 7,015 Ordinary Shares and 11,113,950 $ Shares have been issued fully paid or credited as fully paid.

(B) Pursuant to and in accordance with the terms of the Amended and Restated Restricted Deposit Agreement dated 4th August 1997 between inter alia the Company and Bankers Trust Company, a bank organized under the laws of the State of New York (the "Deposit Agreement" and "Depositary" respectively), the 11,113,950 issued $ Shares (such shares being referred to in the Deposit Agreement as "Restricted American Depositary Shares ("ADS's")) are held by the Depositary in the form of share warrants to bearer, the beneficial ownership of which being evidenced by the issue by the Depositary of American Depositary Receipts ("ADR's") on the basis of one ADR for every one ADS held.

(C) Subject to the conditions in clause 1 below, the Company wishes to purchase, and the Vendor wishes to sell up to 1,111,395 of such $ Shares on the terms and conditions set out below.

(D)      The Company is authorized to purchase its own shares pursuant to article 11 of the Company's articles of association.

(E) A copy of this agreement has been available for inspection by the members of the Company at its registered office for not less than 15 days ending with 8th May, 2000 and was similarly available at the annual general meeting of the Company held on that date at which the terms of this agreement were authorized by special resolution of the Company in accordance with section 164 of the Companies Act 1985 (the "Act").

(F) The consideration for the purchase of any of the $ Shares is proposed to be provided out of the distributable profits of the Company.


IT IS AGREED as follows:

1.       CONDITIONS PRECEDENT

         Each sale and purchase of any of the $ Shares is conditional on:

(a) the Company having notified the Vendor at any time prior to 31st October, 2001 by one or more notices (in the form set out in Appendix 1) that it wishes to purchase up to a specified number of $ Shares and the price or the range of prices and a maximum price at or within which the Vendor shall acquire the ADRs representing such shares; and following receipt by the Vendor of any notice pursuant to paragraph (a) above, the Vendor having notified the Company at any time prior to 7th November, 2001 by one or more


(b) notices (in the form set out in Appendix 2) ("Vendor's Notice") that it has acquired a specified number of ADRs (the "Sale ADRs") in accordance with paragraph (a) above and that pursuant to and in accordance with the relevant provisions of the Deposit Agreement, such ADRs have been surrendered to the Depositary and that the Vendor is the holder of share warrants to bearer in respect of a specified number of $ Shares (the "Sale Shares").

2.       SALE AND PURCHASE

         Subject to the satisfaction of the conditions in clause 1, the Vendor shall sell, and the Company shall purchase, the Sale Shares at an aggregate price, payable in cash in US dollars, equal to the aggregate of (i) the consideration paid by the Vendor for the Sale ADRs and (ii) [ ] per cent. of such consideration (together, the "Purchase Price")..

3.       WARRANTIES AND COVENANTS

         (1) The Vendor warrants that as at completion of each purchase of Sale Shares (as referred to in clause 4 below) it will be the beneficial owner of the number of Sale Shares specified in the relevant Vendor's Notice and that such Sale Shares will be free from any lien, charge or encumbrance.

         (2) The Vendor covenants that all purchases of Sale ADRs by it hereunder shall be made in accordance with all applicable US securities laws, including but not limited to Rule 10b-18 under the US Securities Exchange Act of 1934, as amended (the "Exchange Act") and Regulation M under the Exchange Act.

         (3) Each party warrants to the other that this Agreement has been duly authorized, executed and delivered by such Party, and constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms.

4.       COMPLETION

(1) Completion of each sale and purchase of the Sale Shares shall be effected on the business day next following receipt by the Company of the relevant Vendor's Notice, at a place to be agreed between the Company and the Vendor, by:

         (a) the Vendor delivering to the Company the share warrants to bearer representing the Sale Shares referred to in the Vendor's Notice; and

         (b)      the Company paying to the Vendor the Purchase Price.

(2) As soon as is reasonably practicable after completion the Company shall (if applicable) alter its register of members so as to show that the relevant Sale Shares have been cancelled in accordance with section 160(4) of the Act.


5.       COSTS

         Each of the Company and the Vendor shall bear all professional costs and charges relating to this agreement respectively incurred by them and the Company shall also pay all stamp duties falling due in respect of the completion of the purchase of the Sale Shares in accordance with this agreement.

6.       SERVICE OF NOTICES

         Any notice to be served under this agreement shall be validly served if delivered or if sent by first class post, recorded delivery post or facsimile process if addressed to the Company at its US Executive Offices located at 14249 Industrial Parkway, Marysville, Ohio 43040,
         Attention: Chief Financial Officer or, if addressed to the vendor to
         [         ]  at [            ], attention [             ]. Any notice
         shall be deemed to have been served:

         (a)      if delivered, at the time of delivery;

         (b) if posted, on the third business day after it was put in the post; or

         (c) if sent by facsimile process at the expiration of two hours after the time of dispatch.

7.       TERMINATION

         This agreement shall terminate on 7th November, 2001 (the "Termination Date") as from which date neither of the parties will have any rights, liabilities or obligations under this agreement save in respect of any Vendor's Notice received or deemed received by the Company prior to the Termination Date.

8.       GENERAL

(1) The headings in this agreement are for convenience only and shall not affect its construction.

(2) This agreement is governed by and shall be construed in accordance with the laws of England and Wales.


AS WITNESS the hands of the duly authorized representatives of the parties on the date, which appears first on page 1.

                                   APPENDIX 1


To:


Pursuant to clause 1(a) of the Contingent Purchase Contract made between us and dated ? ? 2000 (the "Contract"), we hereby notify you that:

1.       We wish to purchase up to [        ] $ Shares as defined in, and on
         the terms and subject to the conditions of, the Contract;

2. [Wording to be inserted re: Rule 10b-18 of US Securities Exchange Act of 1934]; and

3.       The maximum price which you may purchase ADRs representing $ Shares
         shall be US$[            ] per ADR.


Dated:



Signed:.....................................
         A duly authorized director
         for and on behalf of
         Denison International plc

                                   APPENDIX 2


To:      The Directors
         Denison International plc
         Masters House
         107 Hammersmith Road
         London  W14 0QH
         England


Pursuant to clause 1(b) of the Contingent Purchase Contract made between us and
dated    2000 (the "Contract"), we hereby notify you as follows:

1.       We have acquired [                 ] ADRs representing [               ] Sale Shares, as defined in the
         Contract at a price or prices and on the dates specified below.

         Date(s) ADR(s)          Price paid             No. of ADRs                Total purchase price
         Purchased               per ADR $              purchased

         [             ]         [             ]        [             ]            [             ]

2. Pursuant to and in accordance with the relevant provisions of the Deposit Agreement (as so defined) we have surrendered the above-mentioned ADRs to the Depositary and that we are the holder of a
         share warrant to bearer in respect of [              ] $ Shares.


Dated:



Signed:....................................
         A duly authorized signatory
         for and on behalf of

SIGNED by                                   )
for and on behalf of                        )
DENISON INTERNATIONAL plc  )



SIGNED by                                   )
for and on behalf of                        )
                                            )